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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                DECEMBER 7, 2006

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 7, 2006, Patrick Chow notified the Registrant's board of directors of his resignation as the Registrant's Chief Financial Officer. Mr. Chow resigned to pursue other opportunities.

         On December 7, 2006, the Registrant appointed Larry J. Jacobs as its new Chief Financial Officer and the compensation committee of the Registrant's board of directors approved an annual salary of $170,000 for Mr. Jacobs. Mr. Chow will remain with the Company until December 29, 2006 to facilitate a smooth transition.

         Mr. Jacobs joins the Registrant with 35 years of experience in auditing, financial consulting, operational and administrative management. Prior to joining the Registrant, Mr. Jacobs was the Chief Operating Officer of Complete Clothing Company, an apparel company based in Vernon, Calif. In this position, Mr. Jacobs was responsible for all operational aspects of the business including financial management, licensing and forecasting. Previously, Mr. Jacobs was President of Cumran, Inc., where he oversaw all financial, marketing and sales functions of the apparel company in Chatsworth, California. Before joining the apparel industry, Mr. Jacobs spent 20 years in public accounting at Stonefield Josephson as an audit and business consulting partner. Mr. Jacobs' experience also includes serving as a senior accountant in the Division of Corporate Finance of the United States Securities and Exchange Commission and also in the SEC's Division of Enforcement.

         Prior to his appointment as the Registrant's Chief Financial Officer, Mr. Jacobs had no material relationship with the Registrant. Mr. Jacobs has no family relationships with any of the Registrant's other directors or executive officers.

         The Registrant issued a press release announcing the appointment of Mr. Jacobs as its new Chief Financial Officer. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1 Press Release issued by the Registrant on December 11, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLUE HOLDINGS, INC.


Date:  December 13, 2006              By:    /s/ Paul Guez
                                             ----------------------------------
                                             Paul Guez, Chief Executive Officer
                                             and President


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION OF EXHIBIT
--------------    --------------------------------------------------------------

     99.1         Press Release issued by the Registrant on December 11, 2006.


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